UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

TIMBER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37411	59-3843182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Allen Road, Suite 401

Basking Ridge, NJ 07920

(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 636-7160

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TMBR	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 1, 2021, Timber Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (1) the election of six directors; (2) the approval of an amendment to the Company’s 2020 Omnibus Equity Incentive Plan (the “Plan”) increasing the number of shares of the Company’s common stock (the “Common Stock”) authorized for issuance thereunder from 2,056,130 to 4,668,319; (3) to vote, on an advisory basis, on the executive compensation of the Company’s named executive officers; and (4) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

The final voting results were as follows:

1.	The election of each of John Koconis, Zachary Rome, Dr. David Cohen, Dr. Lubor Gaal, Dr. Gianluca Pirozzi and Edward J. Sitar as directors to hold office for a term of one year, until his successor is duly elected and qualified or he is otherwise unable to complete his term.

The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
John Koconis	11,034,143	478,904	7,189,718
Zachary Rome	11,017,874	495,173	7,189,718
David Cohen, M.D.	11,045,587	467,460	7,189,718
Lubor Gaal, Ph. D.	11,012,598	500,449	7,189,718
Gianluca Pirozzi, M.D., Ph.D.	11,002,761	510,286	7,189,718
Edward J. Sitar	10,966,955	546,092

2.	The proposal to approve an amendment to the Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 2,056,130 to 4,668,319 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,416,517	2,982,187	114,343	7,189,718

3.	The votes were cast as follows with respect to the proposal to vote, on an advisory basis, on the executive compensation of the Company’s named executive officers as described in the Company’s definitive proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,681,424	1,411,304	420,319	7,189,718

4.	The proposal to ratify the appointment of KPMG LLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021 was approved based upon the following votes:

Votes For	Votes Against	Abstentions
17,461,893	755,220	485,652

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Timber Pharmaceuticals, Inc.

Date: July 2, 2021	By:	/s/ John Koconis
	Name:	John Koconis
	Title:	Chief Executive Officer and Chairman of the Board of Directors